BY UNITED BANCSHARES, INC.'s
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                             -----------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event report) December 16, 2004


                             UNITED BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           Pennsylvania               0-25976              23-2802415
           ------------               -------             -----------
   (State or other jurisdiction      (Commission         (IRS Employer
         of incorporation)           File Number)      Identification No.)


        300 North 3rd Street, Philadelphia PA               19106
        -------------------------------------               ------
        (Address of Principal Executive Offices)          (Zip Code)


                                 (215) 351-4600
                ------------------------------------------------
                (Issuer's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

Item 4.  Change in Registrant's Certifying Accountant.


(a) Changing Accountants

          (i) On December 16, 2004, United Bancshares, Inc. ("UBS") dismissed Grant Thornton, LLP as its independent registered public accounting firm and retained McGladrey & Pullen, LLP ("McGladrey & Pullen"), Certified Public Accounts, as its new independent registered public accounting firm on December 16, 2004 to audit UBS' financial statements. The decision to change independent accountants was made by the Audit Committee of UBS' Board of Directors, because of the costs savings, which will be realized by appointing McGladrey & Pullen as its independent accountants to audit UBS' financial statements.

          (ii) The independent registered public accounting firm report issued by Grant Thornton, LLP on the financial statements of UBS for the two years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles, except that its report on UBS's financial statements for the year ended December 31, 2003, contained an explanatory paragraph indicating that substantial doubt exists about UBS's ability to continue as a going concern.

          (iii) The decision to change independent public accountants was made by the Audit Committee of UBS' Board of Directors on December 16, 2004.

          (iv) During each of the fiscal years ended December 31, 2002 and 2003 and subsequent interim periods through December 16, 2004, there were no disagreements between UBS and Grant Thornton, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, LLP would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports; and there were no "reportable events" as that term is used in Item 304 (a)(1)(iv) of Regulation S-K occurring within UBS two (2) most recent fiscal years and the subsequent interim periods through December 16, 2004,

          (v) UBS has provided Grant Thornton, LLP with a copy of the foregoing disclosures and has requested that Grant Thornton, LLP review such disclosures and furnish a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton, LLP agree with such statements. A copy of Grant Thornton, LLP's letter response to such request is attached hereto as Exhibit 16.

(b) New independent accountants

     UBS engaged McGladrey & Pullen as its new independent registered public accountants to audit UBS' financial statements as of December 16, 2004, for the fiscal year ended December 31, 2004 and until a new independent registered public accounting firm is appointed by UBS' Board of Directors. During the fiscal years ended December 31, 2002 and 2003 and subsequent interim periods through December 16, 2004, neither UBS or any one on UBS' behalf has consulted with McGladrey & Pullen regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on UBS' financial statement, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304
(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.


Item 901  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number

    16.      Letter re: Change in Registrant's Certifying Accountant

             Letter from Grant Thornton, LLP to the Securities and Exchange Commission dated December 21, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED BANCSHARES, INC.




Date: December 22, 2004            /s/  Evelyn Smalls
                                   -------------------------------------------
                                        Evelyn Smalls
                                        President & Chief Executive Officer



Date: December 22, 2004            /s/ Brenda M. Hudson-Nelson
                                   -------------------------------------------
                                       Brenda Hudson-Nelson
                                       Executive Vice President/
                                       Chief Financial Officer